UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

INPIXON

 (Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement, Warrant and Placement Agency Agreement

On January 5, 2018, Inpixon (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”) pursuant to which the Company agreed to sell, in a registered direct offering, an aggregate of 17,994,359 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.177 per share.

Concurrently with the sale of the Shares, pursuant to the Purchase Agreement the Company also agreed to sell warrants to purchase up to 17,994,359 shares (the “Warrant Shares”) of Common Stock (the “Warrants”). The aggregate gross proceeds for the sale of the Shares and Warrants will be approximately $3.2 million. The Warrants will be exercisable beginning on or after the later of (i) the date on which the Company’s files an amendment to its articles of incorporation (the “Amendment”), approved by its stockholders, to increase the number of authorized shares of the Company’s common stock such that all of the Warrants may be exercised in full by the holders of the Warrants and (ii) the date on which the Shareholder Approval (as defined below) is obtained and deemed effective (the “Initial Exercise Date”), at an exercise price per share equal to $0.22, subject to certain adjustments pursuant to the terms of the Warrants (the “Exercise Price”), and will expire on the five year anniversary of the Initial Exercise Date.

The closing of the sales of these securities under the Purchase Agreement occurred on January 8, 2018.

The Warrants provide for adjustment of the Exercise Price if, while the Warrants are outstanding, the Company or any significant subsidiary thereof, as applicable, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock equivalents, at an effective price per share that is less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”). In the event a Dilutive Issuance occurs, the Exercise Price shall be reduced and only reduced to equal the Base Share Price, provided that the Base Share Price shall not be less than $0.10 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement).

Pursuant to the terms of the Purchase Agreement and the Warrant, the Company agreed to hold an annual or special meeting of stockholders on or prior to February 15, 2018 for the purpose of obtaining the approval of the Company’s stockholders of the Amendment (the “Authorized Share Approval”) and such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company, including the issuance of all of the Warrant Shares, in accordance with NASDAQ Rule 5635(d) (the “Shareholder Approval”, together with the Authorized Share Approval, the “Required Approvals”). If the Company does not obtain the Required Approvals at the first meeting, the Company has agreed to call a meeting every forty-five (45) days thereafter to seek Authorized Share Approval and Shareholder Approval until the earlier of the date on which Authorized Share Approval and Shareholder Approval are obtained or the Warrants are no longer outstanding. In addition, subject to certain exempt issuances, until the Required Approvals are received, the Company may not issue any shares of Common Stock or common stock equivalents.

Until the 12 month anniversary of the date on which the Company obtains the Shareholder Approval, investors that purchase Shares in the offering have the right to participate in any financing of the Company through the sale of its common stock or common stock equivalents for cash consideration, indebtedness or a combination of cash or indebtedness, up to an amount equal to 30% of such financing.

Each of the Purchasers and the Company also entered into a leak-out agreement (the “Leak-out Agreement”) pursuant to which the Purchasers agreed that on January 9, 2018, the Purchasers would not sell, dispose or otherwise transfer, directly or indirectly, any Shares in an amount equal to such Purchaser’s pro rata portion of 35% of the trading volume of the Company’s Common Stock as reported by Bloomberg, LP for such date.

Roth Capital Partners, LLC acted as the exclusive placement agent (the “Placement Agent”) for the Company, on a “reasonable best efforts” basis, in connection with the offering. Pursuant to that certain Placement Agency Agreement, dated as of January 5, 2018, by and between the Company and the Placement Agent (the “Placement Agency Agreement”), the Placement Agent will be entitled to a cash fee of 8.0% of the aggregate gross proceeds of the offering for the securities and reimbursement of certain out-of-pocket expenses up to an aggregate of $80,000.

The net proceeds to the Company from the transactions, after deducting the Placement Agent’s fees and expenses but before paying the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $2.8 million. The Company intends to use the net proceeds from the transactions for general corporate purposes, which may include business development activities, capital expenditures, working capital and general and administrative expenses.

The Shares (but not the Warrants or the Warrant Shares) were offered and sold by the Company pursuant to a prospectus supplement dated as of January 5, 2018, which was filed with the Securities and Exchange Commission (the “SEC”), in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2016 and subsequently declared effective on May 28, 2016 (File No. 333-204159) (the “Registration Statement”), and a related prospectus dated as of May 28, 2016 contained in such Registration Statement.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The forms of the Purchase Agreement, the Leak-out Agreement and the Warrant, as well as the Placement Agency Agreement, are filed as Exhibits 10.1, 10.5, 4.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The legal opinion and consent of Mitchell Silberberg & Knupp LLP relating to the securities is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amendment Agreement

On January 5, 2018, the Company and the holder (the “Debenture Holder”) of those certain 8% Original Issue Discount Senior Secured Convertible Debentures as amended from time to time (the “Debenture”), with a current aggregate principal amount of $1,004,719, which were issued pursuant to that certain Securities Purchase Agreement, dated August 9, 2016 as amended from time to time (the “Debenture SPA”), entered into a Third Amendment Agreement (the “Amendment Agreement”) to amend the terms of the Debenture SPA and the Debenture as described below.

Pursuant to the Amendment Agreement, the terms of the Debenture SPA and the Debenture were amended as follows:

(i) after the Company files an amendment to its Articles of Incorporation to increase its authorized shares, but in no event later than February 15, 2018 (the “Authorized Share Amendment”), until the Debenture is no longer outstanding, the Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Debenture Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) and Section 4(e) of the Debenture);

(ii) from and after the effective date of the Authorized Share Amendment, the Company agreed to reserve and keep available out of its authorized and unissued shares of Common Stock, not less than 150% of the aggregate number of shares of the Company’s Common Stock for issuance upon conversion of the Debenture and payment of interest on the Debenture; and

(iii) the failure to effect the Authorized Share Amendment or otherwise reserve a sufficient number of shares of Common Stock for issuance upon conversion of the outstanding principal plus accrued or unpaid interest underlying the Debentures on or prior to February 15, 2018 will be considered an Event of Default (as defined in the Debenture).

The foregoing description is qualified in its entirety by reference to the Amendment Agreement, which is filed as Exhibit 10.3 to this Form 8-K and is hereby incorporated by reference.

Waiver and First Amendment Agreement

On January 5, 2018, the Company and the holder (the “Note Holder”) of that certain outstanding Convertible Promissory Note, issued on November 17, 2017, with a current outstanding principal amount of $1,745,000 (the “Note”), pursuant to that Securities Purchase Agreement, dated November 17, 2017 (the “Note SPA”), entered into a Waiver and First Amendment Agreement (the “Waiver and Amendment Agreement”).

Pursuant to the Waiver and Amendment Agreement, the Note Holder waived (a) any requirement in the Note SPA and the Note to maintain the Share Reserve (as defined in the Note) until the date on which the Company files an amendment to its Articles of Incorporation for the purpose of increasing its authorized shares of common stock and in no event later than February 15, 2018 (the “Reserve Deadline”); provided, however, that the Company, as of the Reserve Deadline, reserves and keeps available out of its authorized and unissued shares of Common Stock, not less than 150% of the aggregate number of shares of Common Stock as shall be issuable upon the conversion of the then outstanding principal amount of the Note and payment of interest thereunder; and (b) any right of conversion under the Note until the six month anniversary of the Effective Date (as defined in the Note). In addition, the Company’s failure to establish the Share Reserve (as defined in the Note) by the Reserve Deadline or otherwise maintain the Share Reserve (as defined in the Note) will be considered an event of default.

Pursuant to the Waiver and Amendment Agreement, the terms of the Note were amended to adjust the Conversion Price (as defined in the Note) to a price equal to $0.45; provided, however, that, the Conversion Price (as defined in the Note) may be reduced to a price that is equal to 70% of the closing bid price reported by the Nasdaq Stock Market as of the date immediately prior to each applicable conversion date subject to and only upon approval by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635(d). Notwithstanding the foregoing, in no event shall the Conversion Price (as defined in the Note) be equal to a price that is less than $0.10.

The foregoing description is qualified in its entirety by reference to the Waiver and Amendment Agreement, which is filed as Exhibit 10.4 to this Form 8-K and is hereby incorporated by reference

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants is hereby incorporated by reference into this Item 3.02. The Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the conversion of the Note are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant

5.1	Legal Opinion of Mitchell Silberberg & Knupp LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement, dated as of January 5, 2018, by and between Inpixon and ROTH Capital Partners, LLC

10.3	Third Amendment Agreement, dated as of January 5, 2018, by and between Inpixon and the Holder.

10.4	Waiver and First Amendment Agreement, dated as of January 5, 2018, by and between Inpixon and the Holder

10.5	Form of Leak-out Agreement, dated January 5, 2018, by and between Inpixon and each Purchaser

23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)

Forward Looking Statements.

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” , or expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include cash estimates, the completion of the sale of the Company’s securities and the amount and use of the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Company’s business, including, without limitation: the satisfaction of customary closing conditions related to the sale of the Company’s securities; and other risks detailed in the periodic reports the Company files with the Securities and Exchange Commission and in the Company disclosure filed herewith as Exhibit 99.1. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: January 9, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant

5.1	Legal Opinion of Mitchell Silberberg & Knupp LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement, dated as of January 5, 2018, by and between Inpixon and ROTH Capital Partners, LLC

10.3	Third Amendment Agreement, dated January 5, 2018, by and between Inpixon and the Holder.

10.4	Waiver and First Amendment Agreement, dated January 5, 2018, by and between Inpixon and the Holder

10.5	Form of Leak-out Agreement, dated January 5, 2018, by and between Inpixon and each Purchaser

23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)